INCOME TAXES - Deferred Tax Assets (Details) - USD ($) $ in Thousands	Jun. 30, 2016	Jun. 30, 2015
Non-current deferred tax assets
Stock compensation	$ 2,464	$ 2,389
Property and Equipment	69	164
Oil and gas properties	21,504	16,503
Capital loss	144	144
Total non-current deferred tax assets	24,181	19,200
Net operating losses	36,138	34,128
Total	60,319	53,328
Less: valuation allowance	(60,319)	(53,328)
Net non-current deferred tax assets (liabilities)	$ 0	$ 0